                                                                    EXHIBIT 99.1



                              STOCKHOLDER AGREEMENT

         This STOCKHOLDER AGREEMENT, dated as of October 19, 1998 (this "Agreement"), is made and entered into by and among Nabors Industries, Inc., a Delaware corporation ("Parent"), Nabors Acquisition Corp. VII, a Delaware corporation and a subsidiary of Parent ("Merger Sub"), James E. Brown ("Stockholder"), as a stockholder of Bayard Drilling Technologies, Inc., a Delaware corporation (the "Company").

                                    RECITALS

         WHEREAS, concurrently herewith, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the "Merger"); and

         WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein and the benefits to be received by the parties under the terms of the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENTS

         1. Definitions. Capitalized terms used but not defined herein and defined in the Merger Agreement have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  (a) "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person.

                  (b) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons (who are Affiliates of such Person excluding officers and directors of the Company) who together with such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act and in any event with respect to the Stockholder shall include Shares held of record by the Stockholder's spouse and children.

                  (c) "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  (d) "Shares" shall mean (i) shares of Company Common Stock and
(ii), to the extent outstanding and entitled to vote on any matters described in
Section 2(a), shares of preferred stock of the Company.

                  (e) "Stockholders Agreement" shall mean the Second Amended and Restated Stockholders and Voting Agreement, dated as of October 16, 1997, by and among the Company, the



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Stockholder and certain other stockholders of the Company parties thereto.

                  (f) "Stockholder's Shares" shall mean all Shares held of record or Beneficially Owned by the Stockholder, whether currently issued or hereinafter acquired, and for the purposes of Section 3 of this Agreement shall also include, without duplication, any securities convertible into, or exercisable or exchangeable for, Shares, including without limitation any options, warrants or stock appreciation rights held of record or Beneficially Owned by the Stockholder.

                  (g) "Termination Date" shall mean the date that the Merger Agreement has been terminated.

         2.       Provisions Concerning Shares.

                  (a) From and after the date of this Agreement and ending as of the first to occur of the Effective Time or the Termination Date, at any meeting of the holders of Shares, however called, or in any other circumstance upon which the vote, consent or other approval of holders of one or more class or series of Shares is sought, the Stockholder shall vote or cause to be voted (including by written consent, if applicable) all of the issued and outstanding Stockholder's Shares entitled to vote thereon, (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other material obligation or agreement of the Company under the Merger Agreement or this Agreement and (iii) against the following actions: (A) any Company Acquisition Transaction and (B) to the extent that such are intended to, or could reasonably be expected to, (1) impede, interfere with, delay, postpone or materially adversely affect the Merger or the transactions contemplated by the Merger Agreement or this Agreement or (2) implement or lead to any Company Acquisition Transaction: (w) any change in a majority of the persons who constitute the board of directors of the Company; (x) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws; or (y) any other material change in the Company's corporate structure or business. In addition to the other covenants and agreements of the Stockholder provided for elsewhere in this Agreement, during the above-described period the Stockholder shall not enter into any agreement or understanding with any Person or entity the effect of which would be inconsistent with or violate the provisions and agreements contained in this
Section 2. Nothing herein shall in any way restrict or limit the Stockholder or any of its directors, officers, owners, stockholders or partners from taking any action in his capacity as a director or officer of the Company or otherwise fulfilling his fiduciary obligations as a director and officer of the Company.

                  (b) The Stockholder, with respect to all of the issued and outstanding Stockholder's Shares entitled to vote, does hereby constitute and appoint Parent, or any nominee of Parent, with full power of substitution, from the date hereof to the earlier to occur of the Effective Time or the Termination Date, as its true and lawful attorney and proxy (its "Proxy"), for and in its name, place and stead, to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any action related to the Merger Agreement or the Merger and to vote such Stockholder's Shares as its Proxy, at every annual, special or adjourned meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the laws of the State of Delaware may permit or require, with respect to any matters as to which the Stockholder is required to vote in accordance with Section 2(a). The Proxy may not exercise this proxy on any other matter. The Stockholder may vote the Stockholder's Shares on all such other matters, including the matters described in Article III of the Stockholders Agreement. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN




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INTEREST. The Stockholder represents that any proxies heretofore given in respect of the Stockholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

                  (c) The Stockholder hereby permits Parent and Merger Sub to publish and disclose in the Registration Statement (including all documents and schedules filed with the SEC) and in the Proxy Statement its identity and ownership of the Stockholder's Shares and the nature of its commitments, arrangements and understandings under this Agreement; provided, however, that the Parent and Merger Sub shall afford to the Stockholder a reasonable opportunity to review and comment upon the disclosure regarding the foregoing matters prior to the filing thereof with the SEC.

         3. Covenants, Representations and Warranties of the Stockholder. The Stockholder hereby represents, warrants and covenants to Parent and Merger Sub that:

                  (a) Ownership. As of the date of this Agreement, the Shares set forth on Schedule A hereto constitute all of the issued and outstanding Shares owned of record or Beneficially Owned by the Stockholder. Except as otherwise set forth in Schedule A, the Stockholder has sole power of disposition, sole power to demand appraisal rights and sole power to vote upon and agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth on Schedule A hereto, with no material limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement and the Stockholders Agreement.

                  (b) Power: Binding Agreement. The Stockholder has the legal capacity, power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby. If the Stockholder is married and the Stockholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such person in accordance with its terms.

                  (c) No Conflicts. Except for the filing of an amendment to the Stockholder's Schedule 13D (if any) or as otherwise required pursuant to the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere in any material respect with the Stockholder's ability to perform his obligations hereunder, and none of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of his properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of his properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere in any material respect with the ability of the Stockholder to perform its obligations hereunder.





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                  (d) No Encumbrances. At all times hereafter during the term hereof, all of the Stockholder's Shares (excluding Shares identified in Schedule A hereto as Shares with respect to which Stockholder does not possess sole power to dispose or direct the disposition) will be held by the Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any liens, claims, understandings or arrangements that do not limit or impair in any material respect Stockholder's ability to perform his obligations under this Agreement, and subject to applicable securities laws and the terms of this Agreement and the Stockholders Agreement.

                  (e) No Solicitation. The Stockholder shall not take any action which is described in Section 5.7 of the Merger Agreement as an action which the Company is prohibited (taking into account the proviso to such provision) from authorizing or permitting its officers, directors or employees to take.

                  (f) Restriction on Transfer and Proxies; Non-Interference. From and after the date of this Agreement and ending as of the first to occur of the Effective Time or the Termination Date, the Stockholder shall not, and shall cause each of his Affiliates who Beneficially Own any of the Stockholder's Shares not to, directly or indirectly, without the consent of Parent (which shall not be unreasonably withheld), in respect of any Company Acquisition Transaction or otherwise: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Stockholder's Shares, or any interest therein,
(ii) except as provided in this Agreement or the Stockholders Agreement, grant any proxies or powers of attorney, deposit any Stockholder's Shares into a voting trust or enter into a voting agreement with respect to any Stockholder's Shares, (iii) enter into any agreement or arrangement providing for any of the actions described in clause (i) or (ii) above or (iv) take any action that could reasonably be expected to have the effect of preventing or disabling the Stockholder from performing the Stockholder's obligations under this Agreement.

                  (g) Waiver of and Agreement Not to Assert Appraisal Rights. The Stockholder hereby waives and agrees not to assert, and shall cause any of its Affiliates who hold of record any of the Stockholder's Shares to waive and not to assert, any appraisal rights with respect to the Merger that the Stockholder or such Affiliate may now or hereafter have with respect to any Shares (or any other shares of capital stock of the Company that the Stockholder shall hold of record at the time that Stockholder may be entitled to assert appraisal rights with respect to the Merger) whether pursuant to Section 262 of Delaware Law or otherwise.

                  (h) Further Assurances. From time to time, at Parent's request and without further consideration, the Stockholder shall execute and deliver such additional documents reasonably requested by Parent as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  (i) Rights of First Refusal. Neither the Stockholder nor any of its Affiliates have any rights of first refusal, preemptive rights or similar rights to purchase Shares issuable by the Company pursuant to the Company Stock Option Agreement.

         4. Covenants, Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub hereby represent, warrant and covenant to the Stockholder that:

                  (a) Organization, Standing and Corporate Power. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of



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Delaware, with adequate corporate power and authority to own its properties and carry on its business as presently conducted. Each of Parent and Merger Sub has the corporate power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby.

                  (b) Execution, Delivery and Performance by Parent and Merger Sub. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of Parent and Merger Sub, and each of Parent and Merger Sub has taken all other actions required by law, its Certificate of Incorporation and its Bylaws (except as described in the Merger Agreement) to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and binding obligations of Parent and Merger Sub and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

         5. Stop Transfer. From and after the date of this Agreement and ending as of the first to occur of the Effective Time or the Termination Date, Stockholder will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Stockholder's Shares (excluding shares identified in Schedule A as Shares with respect to which Stockholder does not possess sole power to dispose or direct the disposition), or as otherwise contemplated hereby.

         6. Recapitalization. In the event of a stock dividend or distribution, or any change in the Shares (or any class thereof) by reason of any split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall include, without limitation, all such stock dividends and distributions and any shares into which or for which any or all of the Shares (or any class thereof) may be changed or exchanged as may be appropriate to reflect such event.

         7. Stockholder Capacity. The Stockholder does not make any agreement or understanding herein, on its own behalf or on behalf of any of its directors, officers, owners, stockholders or partners, in each case in its or their capacities as directors or officers of the Company, and nothing herein shall limit or affect any action taken by the Stockholder or any of its directors, officers, owners, stockholders or partners in such capacity.

         8. Company Stock Options. To the extent required to effectuate the provisions of Article II of the Merger Agreement, the Stockholder hereby consents and agrees to the treatment of each Company Stock Option that is Beneficially Owned by the Stockholder or its Affiliates as set forth in Article II of the Merger Agreement.

         9. Stockholders Agreement. Pursuant to Section 7.5 of the Stockholders Agreement, the Stockholder hereby approves the amendment of Section
3.7 of the Stockholders Agreement by inserting at the end thereof the following:
"provided, however, that neither this Section 3.7 nor Section 5.3 hereof shall be deemed violated by the entry into and performance of the Stockholder Agreements, entered into by and between the signatories hereto and Nabors Industries, Inc." Nothing contained in this Agreement shall require the Stockholder to vote any Stockholders Shares or grant any proxy for the election of any person other than a current director of the Company to the board of directors of the Company.

         10.      Miscellaneous.

                  (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and



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understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses or the addresses set forth on the signature pages hereto:

         If to Stockholder:         James E. Brown
                                    4005 N.W. Expressway, Suite 550E
                                    Oklahoma City, Oklahoma  73116
                                    Telecopy: (405) 840-9552

         copy to:                             N/A
                                    -------------

                                    Telecopy:

         If to Parent or Merger Sub:

                                    Nabors Industries, Inc.
                                    515 West Greens Road, Suite 1200
                                    Houston, Texas 77067
                                    Telecopy: (281) 775-8188
                                    Attn: Anthony G. Petrello

         copy to:                   Nabors Industries, Inc.
                                    515 West Greens Road, Suite 1200
                                    Houston, Texas 77067
                                    Telecopy: (281) 775-8431
                                    Attn: Legal Department

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  (d) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, then such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  (e) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by the Stockholder of any covenants or agreements contained in this Agreement will cause the Parent and Merger Sub to sustain damages for which they would not have an adequate remedy at law



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for money damages, and therefore each of the parties hereto agrees that, in the event of any such breach, the Parent or Merger Sub shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief, without the necessity of posting bond or proving actual damages, in addition to any other remedy to which they may be entitled, at law or in equity.

                  (f) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (h) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto; provided that, in the event of the Stockholder's death, the obligations of the Stockholder hereunder shall attach to the Stockholder's Shares and shall be binding upon any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of Law or otherwise, including without limitation the Stockholder's heirs, guardians, administrators or successors.

                  (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                  (j) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Delaware or any court of the State of Delaware located in the City of Wilmington in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non convenience or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph and shall not be deemed to be a general submission to the jurisdiction of said Court or in the State of Delaware other than for such purposes. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (k) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (l) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered by each party hereto.

         11. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of law or otherwise, except that Merger Sub may, without the approval of the Company or the Stockholder, assign any or all of its rights, interests and obligations hereunder to Parent or to any wholly-owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their




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respective successors and assigns. Stockholder agrees that this Agreement, and the obligations of the Stockholder hereunder, shall attach to the Stockholder's Shares and shall be binding upon any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of Law or otherwise, including without limitation the Stockholder's heirs, guardians, administrators or successors.

         12. Termination. This Agreement shall terminate without any further action on the part of any party hereto upon (a) the termination of the Merger Agreement pursuant to the terms thereof, (b) the Effective Time or (c) unless the parties hereto agree in writing that this Agreement shall remain in effect, the date of any amendment to the Merger Agreement, if such amendment is materially adverse to the Stockholder. Upon such termination, this Agreement shall forthwith become void and of no further force or effect.

                            [Signature page follows]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                            STOCKHOLDER

                                            /s/ JAMES E. BROWN
                                            --------------------------------
                                            Name:  James E. Brown

                                            STOCKHOLDER SPOUSE

                                            /s/ MELODY JACK BROWN
                                            --------------------------------
                                            Name: Melody Jack Brown


                                            NABORS INDUSTRIES, INC.


                                            By: /s/ DANIEL MCLACHLIN
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


                                            NABORS ACQUISITION CORP. VII


                                            By: /s/ DANIEL MCLACHLIN
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------



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                                   SCHEDULE A

Class of Shares   Number of Shares    Record Owner      Beneficial Owner
---------------   ----------------    ------------      ----------------
 Common Stock          100,000        James E. Brown    James E. Brown

 Common Stock          170,000        James E. Brown    Carl B. Anderson III(1)

 Common Stock          16,000         Cede & Co.        James E. Brown











-------------------

(1) Mr. Anderson is the beneficial owner of 170,000 shares held of record by James E. Brown that are subject to voting rights retained by Mr. Anderson pursuant to an irrevocable proxy.